                SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.




                             FORM 8-K

                          CURRENT REPORT




              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported)
                           May 30, 1995




                       ENSERCH Corporation
      (Exact name of Registrant as specified in its charter)




          Texas               1-3183               75-0399066
    (State or other         (Commission        (I.R.S. Employer
    of incorporation)       File Number)      Identification No.)




ENSERCH Center, 300 S. St. Paul, Dallas, Texas            75201
 (Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including Area Code:  214-651-8700

ITEM 7.   Exhibits

(c)  Exhibits

     Exhibit 1 Revised form of Underwriting Agreement (Debt
               Securities) with respect to Registrant's
               Registration Statement on Form S-3 (No. 33-52525).

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ENSERCH Corporation



Date: May 30, 1995            By:      /s/ J. W. Pinkerton
                                          J. W. Pinkerton,
                                   Vice President and Controller
                                     Chief Accounting Officer